UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2009

Centerplate, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31904	13-3870167
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
2187 Atlantic Street
Stamford, Connecticut 06902
(Address of principal executive offices)
(203) 975-5900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.0.1 Entry into a Material Definitive Agreement
On January 23, 2009, Centerplate, Inc. (the “Company”) and The Bank of New York Mellon, as trustee, entered into the Supplemental Indenture, dated as of January 23, 2009 (the “Supplemental Indenture”), to the indenture dated as of December 10, 2003 (as supplemented up to and including January 23, 2009, the “Indenture”). The Supplemental Indenture was entered into in connection with the Company’s previously announced tender offer and related consent solicitation (the “Offer”) with respect to its 13.5% Senior Subordinated Notes due 2013 (the “Notes”). As part of the Consent Solicitation, the Company sought and received the requisite consent from holders of the Notes for certain amendments (the “Proposed Amendments”) relating to the Indenture. The Proposed Amendments to the Indenture eliminate substantially all of the covenants, certain events of default and the change of control offer and modify certain provisions relating to the defeasance of the Notes and the manner in which the Company may extend the maturity of the Notes. The Proposed Amendments to the Indenture will not become operative unless and until the Company purchases validly tendered Notes pursuant to the Offer.
The Offer is made upon the terms and conditions set forth in the Company’s Offer to Purchase and Consent Solicitation Statement dated December 23, 2008 (the “Statement”), and the related Consent and Letter of Transmittal. The Offer is subject to the satisfaction of certain conditions, including the merger of the Company with an affiliate of Kohlberg & Company, L.L.C. (the “Merger”) pursuant to the previously announced merger agreement, as amended, having occurred, or the Merger occurring substantially concurrent with the expiration of the tender offer. Further details about the terms and conditions of the Offer are set forth in the Statement.
The foregoing summary is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.
Item 8.01 Other Events.
On January 23, 2009, the Company issued a press release announcing the execution of the Supplemental Indenture in connection with the Offer and the extension of the expiration date of its tender offer to purchase up to 70% of its outstanding Notes, from 5:00 p.m. New York City time, on January 23, 2009, to 5:00 p.m. New York City time, on January 26, 2009, unless otherwise extended by the Company.
A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of January 23, 2009, by and among Centerplate, Inc., the guarantors thereto and The Bank of New York, as trustee.

99.1	Press Release, dated January 23, 2009.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 23, 2009

Centerplate, Inc.
By:	/s/ Kevin F. McNamara
	Name:	Kevin F. McNamara
	Title:	Executive Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of January 23, 2009, by and among Centerplate, Inc., the guarantors thereto and The Bank of New York, as trustee.

99.1	Press Release, dated January 23, 2009.